                                                                   EXHIBIT 10.16

                      FIRST AMENDMENT AND CONSENT AGREEMENT

     This First Amendment and Consent Agreement ("Amendment") is made as of the 15th day of September, 2000 by and among the lending institutions listed in Annex I to the Loan Agreement (as defined below) (each a "Lender and, collectively, the "Lenders"), FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at 200 Glastonbury Boulevard, Glastonbury, CT 06033, as administrative agent for the Lenders ("Agent"), and GENTIVA HEALTH SERVICES, INC., a Delaware corporation with its chief executive office at 175 Broad Hollow Road, Melville, NY 11747 ("Company"), OLSTEN HEALTH SERVICES HOLDING CORP., a Delaware corporation with its chief executive office at 175 Broad Hollow Road, Melville, NY 11747 ("OHS") and each of the SUBSIDIARY BORROWING CORPORATIONS listed on the signature pages to the Loan Agreement (each of Company, OHS and each Subsidiary Borrowing Corporation is a "Borrower" and, collectively, "Borrowers").

                                   BACKGROUND

     A. Borrower, Agent and Lenders are parties to a certain Loan and Security Agreement dated March 13, 2000 (as it may herein or hereafter be modified, amended, restated or replaced from time to time, the "Loan Agreement") pursuant to which Borrower established certain financing arrangements with Lenders. The Loan Agreement and all instruments, documents and agreements executed in connection therewith or related thereto are referred to herein collectively as the "Existing Loan Documents." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

     B. Borrower has informed Agent and Lenders that Borrower desires to sell a specific portion of its staffing services business division, through which Borrower engages in and conducts, at the locations identified on Annex I hereto, the business of providing (v) licensed and non-licensed healthcare personnel,
(w) medical testing and laboratory personnel, (x) therapy or rehabilitative personnel, (y) mental health providers or (z) administrative personnel, including without limitation, billers, coders and personnel who supervise, coordinate or facilitate the provision of healthcare providers by other persons as supplemental staff or on a direct placement basis to third party entities (the "Staffing Services Business"); provided that the "Staffing Services Business" shall not include (i) any of Borrower's or any of Borrower's Subsidiaries' other businesses that are not described in the foregoing (whether or not such other businesses are provided or conducted at any of the locations identified on Annex I hereto); (ii) Borrower's staffing services provided or conducted from locations other than those identified on Annex I hereto or (iii) the provision of nurses, nursing assistants, home health aids or sales personnel
(a) to or on behalf of individuals at the request of such individuals or on their behalf, (b) in connection with the conduct of clinical trials, research projects, educational programs and the promotion and launching of drugs and devices, (c) to individual or group practitioners in connection with Borrower's and Borrower's Subsidiaries' home care business or (d) to other home health care entities (the "Retained Businesses"). The Retained Business shall include, without limitation, the Home Care Business (as defined below) and the Pharmacy/Infusion Business (as defined below).

     C. The Staffing Services Business is operated primarily through certain Subsidiary Borrowing Corporations: namely, (A) Olsten Flying Nurses Corp. and Olsten Health Services (Staffing), Inc. (collectively, the "Staffing Subsidiaries"), each of whom is engaged solely in the Staffing Services Business and has no assets which are connected exclusively with the Retained Businesses (including without limitation, the Home Care Business or the Pharmacy/Infusion Business), and (B) Olsten Health Services (Certified), Inc. and Olsten Health Services (USA), Inc. (the two corporations collectively, the "Mixed Subsidiaries"), each of which Mixed Subsidiaries engages in both the Staffing Services Business and the Retained Businesses and has assets which are connected with both the Staffing Services Business and the Retained Businesses.

     D. The Retained Businesses include, and the Staffing Services Business is separate and distinct from, Borrower's home healthcare services business division, through which Borrower provides patients with home healthcare services through various caregivers including nursing professionals and home health aids (the "Home Care Business"), and from Borrower's specialty pharmaceutical products and services and infusion business division, through which Borrower provides patients with specialty pharmaceutical products and infusion and other pharmaceutical delivery services through a network of pharmacy sites and employees (the "Pharmacy/Infusion Business").

     E. Quantum Health Resources, Inc., a wholly-owned subsidiary of the Company and one of the Subsidiary Guarantors, currently has outstanding Sixty-Eight Million Five Hundred Sixty-Two Thousand Dollars ($68,562,000.00) in subordinated indebtedness pursuant to the 4 3/4% Convertible Debentures due and maturing on October 1, 2000, issued by Quantum Health Resources, Inc. (the "Quantum Debentures"). The Quantum Debentures, as a component of Subordinated Debt, are permitted to be outstanding under Section 8.2.3(c) of the Loan Agreement, and, pursuant to Section 8.2.6(i) of the Loan Agreement, Borrower and its Subsidiaries are permitted to make payments (including redemptions and retirements) of the Quantum Debentures so long as, after giving effect to such payment, Borrower shall have Availability of at least Forty Million Dollars ($40,000,000.00) and no Event of Default has occurred. Borrower has informed Agent and Lenders that Borrower intends to fully repay and retire the Quantum Debentures when they mature from any available funds, including (A) if the Sale Funding Date (as defined below) has occurred on or prior to September 29, 2000, the proceeds from the sale of the Staffing Services Business and (B) if necessary, the proceeds of Revolving Credit Loans (provided and to the extent that such Revolving Credit Loans are available to Borrower under the terms and conditions of the Loan Agreement (including any amendments thereto which may become effective on September 29, 2000 pursuant to the terms of Section 2 of this Amendment)).

     F. Borrower has requested that Agent and Lenders consent to (A) the sale of the Staffing Services Business to GS Acquisition Co., a Delaware Corporation, pursuant to the terms and conditions of a Purchase and Sale Agreement dated August 25, 2000 by and between Gentiva Health Services, Inc. and GS Acquisition Co. ("GS Purchase Agreement"), a copy of which has been provided to and reviewed by Agent; (B) to the use of the proceeds of Revolving Credit

Loans to pay some or all of the amount necessary to fully repay and retire the Quantum Debentures (subject to the otherwise applicable provisions of the Loan Agreement and this Amendment) and (C) provided that the date upon which the sale of the Staffing Services Business shall be closed, consummated and funded (the "Sale Funding Date") shall occur on or prior to September 29, 2000, (i) to the use of the proceeds of such sale to fully repay and retire the Quantum Debentures on October 1, 2000 and (ii) to the extent of any excess proceeds beyond the amount necessary to fully repay and retire the Quantum Debentures, to use the excess proceeds for general corporate purposes. Borrower has further requested that provision be made for certain conditional modifications and amendments to be made to the Loan Agreement, if the Sale Funding Date shall not have occurred prior to or on September 29, 2000 and Borrower shall request that such changes become effective; including, without limitation, provision for a conditional change to the Borrowing Base allowing for the inclusion of a portion of Borrower's inventory and for a conditional reduction of the minimum amount of Availability required for payment of the Quantum Debentures.

     G. Agent and Lenders are willing to consent to the sale of the Staffing Services Business and to the requested modifications and amendments to the Loan Agreement subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, with the foregoing background incorporated by reference and made a part hereof, and intending to be legally bound, the parties agree as follows:

     1. Consent of Agent and Lenders to the Sale of the Staffing Services Business and Repayment of Quantum Debentures:

     a) Upon the effectiveness of this Amendment, Agent and Lenders hereby consent to the sale of the Staffing Services Business, which sale may involve either or both of:

               (A) the sale of all of the assets of Borrower (including assets of the Staffing Subsidiaries and the Mixed Subsidiaries) which are connected with the Staffing Services Business (but not any of the assets of Borrower connected exclusively with the Retained Businesses (including without limitation, the Home Care Business or the Pharmacy/Infusion Business)) (the "Staffing Services Business Assets"), which Staffing Services Business Assets shall include all of the "Assets" as defined in the GS Purchase Agreement, but shall not include the "Excluded Assets" as defined in the GS Purchase Agreement, or

               (B) a sale of the capital stock or other equity interests of the Staffing Subsidiaries,

upon the satisfaction of the following conditions:

     (i) The Sale Funding Date shall occur no later than December 31, 2000 and shall result in Net Sale Proceeds to Borrower of not less than Sixty Million Dollars ($60,000,000.00);

     (ii) Delivery to Agent of a copy of the executed, valid and binding GS Purchase Agreement along with a certification by Borrower that such copy is true, complete and correct and that no amendments or modifications to the terms thereof have been made or are effective;

     (iii) Delivery to Agent of certified copies of the authorizing resolutions or actions of the Board of Directors of each Borrower who is directly affected by or involved in the GS Purchase Agreement authorizing the execution and performance of the GS Purchase Agreement and all the documents, instruments or agreements related thereto; and

     (iv) Delivery to Agent of a certificate signed by the Chief Financial Officer of the Company dated as of the date of Sale Funding Date, stating that as of such date (A) after giving effect to this Amendment, no Default or Event of Default is existing under the Loan Agreement, (B) after giving effect to this Amendment, all of the representations and warranties set forth in Section 7 or any other Section of the Loan Agreement or any of the Loan Documents are reaffirmed and are in all respects accurate, complete and not misleading (subject to the provisions of Section 7.2 of the Loan Agreement); (C) none of the assets of Borrower connected exclusively with the Retained Businesses (including, without limitation, the Home Care Business or the Pharmacy/Infusion Business) are being transferred pursuant to the GS Purchase Agreement and that all of the assets of Borrower connected exclusively with the Retained Businesses (including without limitation, the Home Care Business or the Pharmacy/Infusion Business) (if any) that were owned by any of the Staffing Subsidiaries whose capital stock or other equity interests are being transferred pursuant to the GS Purchase Agreement (if any) have been transferred to a Borrower which shall remain a wholly owned Subsidiary of Company and (D) all of the conditions to the effectiveness, closing, consummation and funding of the GS Purchase Agreement have been fully satisfied or waived.

     b) Borrower, Agent and Lenders hereby agree that, notwithstanding anything to the contrary contained in the Loan Agreement, Borrower may use the proceeds of Revolving Credit Loans to pay some or all of the Debenture Retirement Amount (as defined in Section 1(c) below) upon the maturity of the Quantum Debentures, provided that, both before and after giving effect to any repayment and retirement of the Quantum Debentures and to any such Revolving Credit Loans, (A) repayment and retirement of Quantum Debentures shall be otherwise permitted pursuant to the terms and conditions of the Loan Agreement (including any amendments thereto which may become effective on September 29, 2000 pursuant to the terms of
Section 2 hereof), (B) Borrower shall be otherwise entitled to request, and Lenders shall otherwise be required to make such Revolving Credit Loans pursuant to the terms and conditions of the Loan Agreement (including any amendments thereto which may become effective on September 29, 2000 pursuant to the terms of Section 2 hereof) and (C) Borrower shall, when requesting such Revolving Credit Loans pursuant to the procedures outlined in Section 3.1.1 of the Loan Agreement, indicate in writing that the proceeds of such Revolving Credit Loans will be used for this purpose.

     c) Borrower, Agent and Lenders hereby agree that:

     (i) If the Sale Funding Date shall occur prior to or on September 29, 2000, then the amount of the cash proceeds to Borrower on or prior to the Sale Funding Date from the sale of the Staffing Services Business net of all fees and expenses (including attorneys' fees and investment bankers'/advisors' fees) incurred by Borrower in connection therewith (the "Net Sale Proceeds") which is equal to the amount that shall be necessary as of October 1, 2000 to fully repay and retire the Quantum Debentures (including all outstanding principal (including premium, if any) and all accrued and unpaid interest as of such date) (the "Debenture Retirement Amount") shall be held in trust by the Borrowers for the benefit of the holders of the Quantum Debentures and paid to the holders of the Quantum Debentures upon maturity provided that, (A) if the Net Sale Proceeds are less than the Debenture Retirement Amount, Borrower shall pay all of the Net Sale Proceeds to the holders of the Quantum Debentures upon maturity as provided above and be permitted to use cash on hand or, subject to the provisions of
Section 1(b) above, the proceeds of Revolving Credit Loans to pay the amount by which the Debenture Retirement Amount exceeds the Net Sale Proceeds, and further provided that, (B) if the Net Sale Proceeds are greater than the Debenture Retirement Amount, Borrower shall be permitted to retain the amount by which the Net Sale Proceeds exceed the Debenture Retirement Amount and use such amount for general corporate purposes; and

     (ii) If the Sale Funding Date shall occur after September 29, 2000, and Borrower shall have requested and received Revolving Credit Loans pursuant to the terms and conditions of Section 1(b) above for the purpose of paying all or a portion of the Debenture Retirement Amount, then an amount of the Net Sale Proceeds equal to the amount of such Revolving Credit Loans shall immediately be paid to Agent for the ratable benefit of the Lenders and applied to the repayment of the Obligations of Borrower under the Loan Agreement in the manner provided for therein.

     d) Agent and Lenders agree that no Default or Event of Default shall be deemed to have occurred under any section of the Loan Agreement, specifically including, without limitation, Sections 1.2, 8.2.6 and 8.2.9, or any of the other Loan Documents due to the sale of the Staffing Services Business and/or the repayment of the Quantum Debentures from the Net Sale Proceeds of the sale of the Staffing Services Business and/or the Revolving Credit Loans (subject to the provisions of subsection (b) above); provided that all of the terms, conditions and covenants of this Section 1 are fully satisfied and complied with. Lenders also hereby consent, subject to the terms, conditions and covenants contained in this Section 1, to the release by Agent of any of the Collateral which constitutes part of the assets of the Staffing Services Business or the capital stock or other equity interests of the Staffing Subsidiaries as of the Sale Funding Date. Agent and Lenders also hereby agree, subject to the terms, conditions and covenants contained in this Section 1, to release any of the Staffing Subsidiaries whose capital stock or other equity interests are transferred pursuant to the GS Purchase Agreement from any and all obligations of such Staffing Subsidiary under the Loan Agreement (including the Obligations) or any of the other Loan Documents as of the Sale Funding Date.

     e) Agent agrees, upon Borrower's request and at Borrower's expense, to execute and deliver any documents, agreements or instruments which shall be reasonably necessary to effectuate the transactions contemplated by this Section 1, including UCC-3 termination statements and release agreements.

     2. Conditional Amendments to Loan Agreement. Borrower covenants that, on or prior to 11:00 A.M. New York time on September 29, 2000 (unless a certificate as provided for under Section 1(a)(iv) of this Amendment shall have been previously delivered to Agent), Borrower shall deliver to Agent a certificate of the Chief Financial Officer of Company stating whether or not the Sale Funding Date shall have occurred prior to or on September 29, 2000 and whether or not it will be necessary (whether because of a need to have the Availability threshold under Section 8.2.6 lowered to Fifteen Million Dollars ($15,000,000.00) or because of a need to have Borrower's Inventory temporarily included in the definition of the Borrowing Base or both) for Borrower to request that the Loan Agreement be amended as provided below in order that Borrower may, subject to the terms and conditions of Section 1 hereof, without triggering a Default or Event of Default, draw upon the Revolving Credit Facility and use the proceeds of such Revolving Credit Loan to repay and retire the Quantum Debentures at maturity. If the Sale Funding Date shall not have occurred prior to or on September 29, 2000, and Borrower shall have certified that the amendments to the Loan Agreement as provided below shall be necessary, and Borrower shall have made payment to Agent of the Amendment Fee provided for in Section 5(b) below, then the Loan Agreement shall be amended as of September 29, 2000, as follows:

     a) Definition of Borrowing Base: The definition of Borrowing Base in Appendix A to the Loan Agreement shall be deleted in its entirety and replaced as follows:

               "Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

     (i) an amount equal to the Total Revolving Credit Facility; or

     (ii) an amount equal to the sum of (i) eighty percent (80%) of the net amount of Eligible Accounts outstanding at such date; provided however, that loans against Government Accounts shall at no time exceed in the aggregate the lesser of (a) Fifty Million Dollars ($50,000,000.00) or (b) Thirty-Three Percent (33%) of Availability plus (ii)(a) from September 29, 2000 through and including the earlier of December 31, 2000, or the Sale Funding Date (as defined in the First Amendment and Consent Agreement by and among Borrower,

Agent and Lender), Twenty-Five Percent (25%) of the gross book value (computed at the lesser of cost on an average cost basis or market value) of Borrower's Inventory (excluding any expired pharmaceutical products) as of such date or (b) after the earlier of January 1, 2001 or the Sale Funding Date, zero (0).

     For the purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Agent's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted outstanding or payable in connection with such Accounts at such time."

     b) Amendment of Form of Borrowing Base Certificate. Exhibit "C" (Borrowing Base Certificate) to the Loan Agreement shall be amended by deleting it in its entirety and replacing it with the revised Exhibit "C" attached hereto.

     c) Amendment of Section 8.2.6. Clause (i) of Section 8.2.6 of the Loan Agreement shall be amended by deleting the reference therein to "Forty Million Dollars ($40,000,000.00) and replacing it with a reference to "Fifteen Million Dollars ($15,000,000.00)."

     3. Borrower Representations. Borrower represents and warrants as follows:

     a) The execution and delivery by Borrower of this Amendment and performance by Borrower of the transactions herein contemplated (i) are and will be within each Borrower's corporate powers, (ii) have been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of any court or other agency or government, of law or any other indenture, agreement or undertaking to which any Borrower is a party or by which the property of any Borrower is bound, or in conflict with, or result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or incumbrance of any nature on any Property of any Borrower.

     b) This Amendment and any other agreements, instruments and documents executed and/or delivered in connection herewith or shall be valid, binding and enforceable against each Borrower in accordance with their respective terms.

     c) After giving effect to this Amendment, (i) the representations and warranties herein, in the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or the Lenders on or prior to the date hereof shall be correct and accurate on and as of the date hereof as though made on and as of such date (subject to the provisions of Section 7.2 of the Loan Agreement); and (ii) no Default or Event of Default has occurred and is continuing on the date hereof or would result from this Amendment becoming effective in accordance with its terms.

     d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required in connection with the due execution, delivery and performance by any Borrower of this Amendment or the performance by such Borrower of the Loan Agreement, as amended hereby.

     4. Effectiveness Conditions. This Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance reasonably satisfactory to Agent and Lenders and their counsel in their sole discretion):

     a) Execution and delivery to Agent by all signatories of this Amendment;

     b) No Default or Event of Default shall have occurred and remain outstanding under the Existing Loan Documents;

     c) Payment of the Consent Fee provided for in Section 5(a) below; and

     d) Payment of all costs and expenses of Agent as provided for in Section 10 below.

     5. Consent Fee and Amendment Fee. Borrower covenants and agrees that, in consideration for the consent and accommodations provided for herein, it shall pay certain fees to Agent for the ratable benefit of the Lenders as follows:

     a) a consent fee ("Consent Fee") in the amount of Ninety-Three Thousand Seven Hundred Fifty Dollars ($93,750.00) due and payable as of the date hereof; and

     b) an amendment fee ("Amendment Fee") in the amount of Two Hundred Eighty-One Thousand Two Hundred Fifty Dollars ($281,250.00) due and payable on September 29, 2000, if (and only if) (i) the Sale Funding Date shall not have occurred prior to or on September 29, 2000 and (ii) Borrower will have certified that it will be necessary (whether because of a need to have the Availability threshold under Section 8.2.6 lowered to Fifteen Million Dollars ($15,000,000.00) or because of a need to have Borrower's Inventory temporarily included in the definition of the Borrowing Base or both) for Borrower to request that the Loan Agreement be amended as provided above in order that Borrower may, subject to the terms and conditions of Section 1 hereof, without triggering a Default or Event of Default, draw upon the Revolving Credit Facility and use the proceeds of such Revolving Credit Loan to repay and retire the Quantum Debentures on October 1, 2000.

     Each of the Consent Fee and the Amendment Fee shall be fully earned and non-refundable as of the date it becomes due and payable.

     6. Continued Effectiveness of the Loan and Security Agreement and Loan Documents. Each Borrower, subject to the provisions providing for the possible release of one or more of the Staffing Subsidiaries contained in Section 1(c) above, hereby (i) confirms and agrees that each

Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof (a) all references in the Loan Agreement to "this Loan and Security Agreement", this "Agreement", "hereof", "hereto", "hereunder" or words of like import referring to the Loan and Security Agreement, and (b) all references in any other Loan Document to "the Loan and Security Agreement," the "Loan Agreement," "thereto," "thereof," "thereunder," or words of like import referring to the Loan and Security Agreement shall mean the Loan and Security Agreement as amended by this Amendment; and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, or to grant a security interest in or lien on, any collateral as security for the obligations of Borrower from time to time existing in respect of the Loan and Security Agreement and the Loan Documents is hereby ratified and confirmed in all respects. Nothing herein contained is intended to in any manner affect, impair or limit the validity, priority and extent of Lender's existing security interest in and Liens upon the Collateral.

     7. No Waiver. Other than as specified herein, Borrower hereby acknowledges and agrees that the Lenders have not waived any Default or Event of Default now existing or hereafter arising. Accordingly, this Amendment is without prejudice to the Lenders and the Lenders reserve all of their rights under the Loan Agreement, the Loan Documents, at law and otherwise regarding any Default or Event of Default that may exist or hereafter arise. Without limiting the generality of the foregoing, the Lenders' making any future extension of credit to Borrower shall not be deemed a waiver by the Lenders of any of their rights and remedies under the Loan Agreement and the other Loan Documents and the Lenders expressly reserve their right to require, as a condition to any such future extension of credit, that Borrower fully comply with all terms and conditions of the Loan Agreement and the other Loan Documents as amended hereby.

     8. Amendment as Loan Document. Borrower hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) Borrower shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

     9. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the substantive laws of the State of New York.

     10. Expenses. Borrower will pay on demand all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, and each other agreement or document executed and delivered in connection herewith.

     11. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Counterparts by facsimile shall bind the parties hereto.

     12. Waiver of Trial by Jury. EACH BORROWER, THE AGENT AND EACH LENDER EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE AGENT OR THE LENDERS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

                  {REMAINDER OF PAGE LEFT INTENTIONALLY BLANK}

     IN WITNESS WHEREOF, this First Amendment and Consent Agreement has been duly executed on the day and year first specified above.

                          GENTIVA HEALTH SERVICES, INC.


                          By:  /s/ John J. Collura
                             --------------------------------------------------

                          Print name:   John J. Collura
                                     ------------------------------------------

                          Title:        Executive V.P., CFO & Treasurer
                                -----------------------------------------------


                          OLSTEN HEALTH SERVICES HOLDING CORP.

                          By:  /s/ John J. Collura
                             --------------------------------------------------

                          Print name:  John J. Collura
                                     ------------------------------------------

                          Title:       Executive V.P., CFO & Treasurer
                                -----------------------------------------------


                    {SIGNATURES CONTINUED ON FOLLOWING PAGE}

                              SUBSIDIARY                   BORROWING
                              CORPORATIONS:

                                  New York Healthcare Services, Inc.
                                  OHS Service Corp.
                                  Olsten Certified HealthCare Corp.
                                  Olsten Flying Nurses Corp.
                                  Olsten Health Services (Certified), Inc.
                                  Olsten Health Services (Infusion), Inc.
                                  Olsten Health Services (Quantum) Corp.
                                  Olsten Health Services (Staffing), Inc.
                                  Olsten Health Services (USA), Inc.
                                  Olsten Network Management, Inc.
                                  Olsten Network Management (Area One) Corp.
                                  Olsten Network Management (Area Two) Corp.
                                  Olsten Network Management (Area Three) Corp.
                                  Olsten Services of New York, Inc.
                                  QC-Medi New York, Inc.
                                  Quality Care - USA, Inc.
                                  Quality Managed Care, Inc.
                                  The I.V. Clinic, Inc.
                                  The I.V. Clinic III, Inc.

                                  By:  /s/ John J. Collura
                                     -------------------------------------------

                                  Print name:  John J. Collura
                                             -----------------------------------

                                  Title:       Executive V.P., CFO & Treasurer
                                        ----------------------------------------

                    {SIGNATURES CONTINUED ON FOLLOWING PAGE}

ACKNOWLEDGED, ACCEPTED AND AGREED:

GUARANTORS:

Care One Health Alternatives, Inc. (AL corporation)
Care One Health Alternatives, Inc. (NC corporation)
CCI-ASDS, Inc.
Chronic Health Management of California
Commonwealth Home Care, Inc.
Health Care Services Olsten, Ltd.
Kimberly Home HealthCare, Inc.
Olsten Kimberly Quality Care, Inc.
Partners First Management, Inc.
Prospective Health Network, Inc.
QHR Southwest Business Trust
QHR Southwest Holdings Corp.
Quantum Care Network, Inc.
Quantum Disease Management, Inc.
Quantum Health Resources, Inc. (DE corporation)
Quantum Health Resources, Inc. (NY corporation)
Quantum Health Resources SW LP
Skilled Nursing Services, Inc.
The I.V. Clinic II, Inc.

By:  /s/ John J. Collura
   --------------------------------------------------

Print name:   John J. Collura
           ------------------------------------------

Title:        Executive V.P., CFO & Treasurer
      -----------------------------------------------




                    {SIGNATURES CONTINUED ON FOLLOWING PAGE}

                                  AGENT:

                                       FLEET CAPITAL CORPORATION


                                       By:  /s/ Frank J. Galle
                                          --------------------------------------

                                       Print name:  Frank J. Galle
                                                  ------------------------------

                                       Title:       Senior Vice President
                                             -----------------------------------

                                  LENDERS:

                                       FLEET CAPITAL CORPORATION


                                       By:  /s/ Frank J. Galle
                                          --------------------------------------

                                       Print name:  Frank J. Galle
                                                  ------------------------------

                                       Title:       Senior Vice President
                                             -----------------------------------

                                       GMAC COMMERCIAL CREDIT LLC


                                       By:  /s/ Frank Imperato
                                          --------------------------------------

                                       Print name:  Frank Imperato
                                                  ------------------------------

                                       Title:   Senior Vice President
                                             -----------------------------------

                                       U.S. BANK NATIONAL ASSOCIATION


                                       By:   /s/ Robert W. Josephson
                                          --------------------------------------

                                       Print name:  Robert W. Josephson
                                                  ------------------------------

                                       Title:       Vice President
                                             -----------------------------------
                                       debis FINANCIAL SERVICES, INC.


                                         By:  /s/ James Vandervalk
                                            ------------------------------------

                                         Print name:  James Vandervalk
                                                    ----------------------------

                                         Title:   President, ABL Division
                                               ---------------------------------


                                         DIME COMMERCIAL CORP.


                                         By:  /s/ James A. Fisher
                                            ------------------------------------

                                         Print name:  James A. Fisher
                                                    ----------------------------

                                         Title:       Senior Vice President
                                               ---------------------------------

                                         IBJ WHITEHALL BUSINESS CREDIT
                                         CORPORATION


                                         By:  /s/ Andrew Sepe
                                            ------------------------------------

                                         Print name:  Andrew Sepe
                                                    ----------------------------

                                         Title:       AVP
                                               ---------------------------------

                                         NATIONAL BANK OF CANADA


                                         By: /s/ Gaeton R. Frasina,
                                             /s/ Michael F. McIntire
                                            ------------------------------------

                                         Print name:  Gaeton R. Frasina,
                                                      Michael F. McIntire
                                                    ----------------------------

                                         Title:       VP & Manager
                                                      AVP
                                               ---------------------------------

                                         SIEMENS CREDIT CORPORATION


                                         By:  /s/ Frank Amodio
                                            ------------------------------------

                                         Print name:  Frank Amodio
                                                    ----------------------------

                                         Title:       VP - Credit
                                               ---------------------------------